United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 2, 2024

Date of Report (Date of earliest event reported)

Cheetah Net Supply Chain Service Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-41761	81-3509120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6201 Fairview Road, Suite 225 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

(704) 972-0209

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on January 24, 2024, Cheetah Net Supply Chain Service Inc., a North Carolina corporation (the “Corporation”), entered into a stock purchase agreement (the “Agreement”) with Edward Transit Express Group Inc., a California corporation (“Edward”), and Juguang Zhang, Edward’s sole stockholder (the “Seller”). Pursuant to the Agreement, the Corporation agreed to acquire 100% of the equity interests in Edward from the Seller (the “Acquisition”). On January 29, 2024, the parties entered into an amendment (the “Amendment”) to the Agreement.

On February 2, 2024, the Corporation closed the Acquisition for a total purchase price that included a cash payment of $300,000 and the issuance of the Corporation’s unregistered Class A common stock, valued at $1,200,000.

The foregoing description is qualified in its entirety by reference to the full text of the Agreement and the Amendement, which have been filed as Exhibits 10.1 and 10.2 to the Corporation’s Current Report on Form 8-K dated January 30, 2024 and are incorporated in this Report by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 8.01 Other Events.

On February 7, 2024, the Corporation issued a press release to announce the closing of the Acquisition. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Stock Purchase Agreement dated January 24, 2024 by and among the Corporation, Edward, and the Seller (incorporated by reference to Exhibit 10.1 of the Corporation’s Form 8-K (File No. 001-41761), filed on January 30, 2024)
10.2	Amendment No.1 to Stock Purchase Agreement dated January 29, 2024 by and among the Coporation, Edward, and the Seller (incorporated by reference to Exhibit 10.2 of the Corporation’s Form 8-K (File No. 001-41761), filed on January 30, 2024)
99.1	Press Release dated February 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2024

Cheetah Net Supply Chain Service Inc.

By:	/s/ Huan Liu
Huan Liu
Chief Executive Officer, Director, and Chairman of the Board of Directors